                                                                 Exhibit 10.10


                               MACROVISION CORPORATION
                        RESTRICTED STOCK ACQUISITION AGREEMENT


    This Restricted Stock Acquisition Agreement ("Agreement") is made as of this 31st day of July, 1996 by and between Macrovision Corporation, a California corporation ("Macrovision"), and Command Audio Corporation, a California corporation ("CAC").

    WHEREAS, Macrovision desires to issue and transfer shares of its Common Stock to CAC, and CAC desires to acquire such shares upon the terms and conditions set forth herein.

    NOW, THEREFORE, the parties agree as follows:

    1.   ACQUISITION OF COMMON STOCK.

         1.1 ACQUISITION. Subject to the terms and conditions of this Agreement, Macrovision hereby agrees to issue and transfer to CAC, and CAC agrees to acquire from Macrovision upon the execution of this Agreement, three hundred fifty thousand (350,000) shares of Common Stock of Macrovision (individually a "Share" or collectively the "Shares") in partial consideration for common stock and Series B preferred stock of CAC to be received by Macrovision pursuant to the Recapitalization and Stock Purchase Agreement entered into between CAC and Macrovision to which the form of this Agreement is attached as EXHIBIT A.

         1.2 DELIVERY OF SHARES. The certificates representing the Shares shall be held in escrow by Wise & Shepard LLP, attorneys for Macrovision, as provided below.

    2. UNVESTED SHARES. For purposes of this Agreement, the term "Unvested Shares" initially shall mean all three hundred fifty thousand (350,000) of the Shares being issued by Macrovision to CAC pursuant to this Agreement. Subject to Section 3 below, the Shares shall become "Vested Shares", upon the later of
(a) the effective date of a first underwritten registration of an offering of the Common Stock of Macrovision pursuant to the Securities Act of 1933, as amended (the "1933 Act"), and (b) the occurrence of the following:

         2.1 RECEIVER PROTOTYPE. As to one hundred thousand (100,000) Shares, if and when CAC completes the development of a working prototype receiver having the following characteristics and functionality:

              (a)  Tunable to an FM radio signal.

              (b) Receives a digitized stream of voice-coded and ASCII text program material (collectively, "files") from a subcarrier frequency of a broadcast FM radio signal.

              (c)  Stores files in random access "Flash" memory.


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

              (d) Recalls files from memory based on user commands issued by either keypad or voice.

              (e) Converts voice-coded files to audible form and demonstrates acceptable audio quality at not more than 4.8 kilobytes per second.

              (f) Converts ASCII text files to audible form (synthesized speech).

              (g) Presents converted files through an imbedded speaker, a headphone jack or a separate radio (using a built-in FM transmitter).

              (h) Has basic data base navigation functions, such as pause, continue, skip, return to beginning, go to end, and save.

         2.2 MANUFACTURING ALLIANCE. As to an additional one hundred fifty thousand (150,000) Shares, if and when the conditions of Section 2.1 have been met and CAC enters into a written agreement or agreements with one or more leading consumer electronics manufacturer(s) and distributor(s), which agreements are approved by CAC's Board of Directors and satisfy CAC's current business plan requirements for a manufacturing and distribution alliance, providing to such manufacturer(s) and distributor(s) the right and obligation to manufacture and sell receivers under one or more nationally-recognized consumer electronics brand name(s).

         2.3 CONTENT ALLIANCE. As to an additional one hundred thousand (100,000) Shares, if and when the conditions of Section 2.1 have been met and CAC enters into written agreements, approved by CAC's Board of Directors, with four (4) nationally-recognized providers of audio programming under which program content is made available to CAC for broadcast to customers.

    3. SURRENDER OF UNVESTED SHARES. Notwithstanding any provision contained in this Agreement to the contrary, CAC shall surrender and transfer the Unvested Shares to Macrovision if any of the following circumstances occurs ("Surrender Events"):

         3.1 NOT VESTED BY DATE SPECIFIED. Such Shares, for any reason, continue to be Unvested Shares on December 31, 1998; or such Shares, for any reason, continue to be Unvested Shares on November 30, 1996, and a first underwritten registration of the offering of the Common Stock of Macrovision pursuant to the 1933 Act has not become effective on or before November 30, 1996.

         3.2 ADDITIONAL EVENTS. Any one or more of the following specified events occurs:

              (a) The United States Patent Office determines that no patent is issuable to CAC with respect to any one or more of the patent applications listed on EXHIBIT A attached hereto, or the United States Patent Office or a court of competent jurisdiction determines that any one or more of the patents listed on EXHIBIT A attached hereto or that issue with respect the patent applications listed on EXHIBIT A attached hereto is invalid.

              (b) A major change occurs which presents a clear, material, near term threat to the continued viability of CAC's business, as evidenced by actions of CAC's Board of Directors indicating a significant departure from CAC's current business plan.

    4. NO EFFECT ON OTHER TRANSACTIONS. The surrender of Unvested Shares pursuant to Section 3 above shall not affect in any way the rights and obligations of Macrovision and CAC under the Recapitalization and Stock Purchase Agreement and/or under any other agreement or agreements between the parties hereto.

    5. SHAREHOLDER RIGHTS; PROXY FOR UNVESTED SHARES. Until such time as Macrovision actually exercises its Repurchase Option under this Agreement, CAC shall have all the rights of a shareholder of Macrovision with respect to the Shares, except as set forth in Section 6 and except that CAC shall provide Macrovision an irrevocable proxy with respect to Unvested Shares and CAC shall have no rights to receive any dividend distributions whether in cash or property (other than any dividend paid in shares of Macrovision stock) with respect to any Unvested Shares. CAC hereby assigns to Macrovision any and all rights that CAC otherwise might have to receive such dividend distributions with respect to Unvested Shares. CAC hereby grants to, and executes in favor of, Macrovision's corporate secretary an irrevocable proxy to vote or give written consent with respect to, or to abstain from voting or consenting, the Unvested Shares, which irrevocable proxy is coupled with an interest in such Unvested Shares as specified in this Agreement.

    6. RESTRICTION ON TRANSFER. CAC shall not sell, transfer, pledge, hypothecate or otherwise dispose of any Unvested Shares.

    7. ESCROW. As security for the faithful performance of the terms of this Agreement and to ensure the availability for delivery of CAC's Shares upon exercise of the Repurchase Option herein provided for, CAC agrees to deliver to and deposit with Wise & Shepard LLP, attorneys for Macrovision, or such other person designated by Macrovision, as escrow agent in this transaction ("Escrow Agent"), two stock assignments duly endorsed (with date and number of Shares left blank) in the form attached hereto as EXHIBIT B, together with the certificate or certificates evidencing the Shares. Said documents are to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Joint Escrow Instructions of Macrovision and CAC set forth in EXHIBIT C attached hereto and incorporated by this reference; said instructions shall also be delivered to the Escrow Agent upon the execution hereof.

    8.   STOCK SPLITS, ETC.  If, from time to time during the term of this
Agreement:

         (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of or on any of the Shares; or

         (b) there is any consolidation, merger or sale of all, or substantially all, of the assets of Macrovision;

then, in such event, any and all new, substituted or additional securities or other property, if any, to which CAC is entitled by reason of his ownership of the Shares shall be immediately subject to this Agreement and be included in the term the "Shares" for all purposes with the same force and effect as the Shares presently subject to the vesting provisions and other terms of this Agreement.

    9. LEGENDS ON SHARES. Each certificate representing the Shares shall have conspicuously printed on it the following legends, among other legends:

    THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF THE VARIOUS STATES, AND HAS BEEN ISSUED AND SOLD PURSUANT TO AN EXEMPTION FROM THE ACT, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED BY THE HOLDER THEREOF AT ANY TIME, EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, FILED UNDER THE ACT COVERING THE SECURITY, OR (2) UPON DELIVERY TO COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT THIS SECURITY MAY BE TRANSFERRED WITHOUT REGISTRATION.

    SALE, TRANSFER, OR HYPOTHECATION OF THIS SECURITY IS RESTRICTED BY THE PROVISIONS OF A RESTRICTED STOCK ACQUISITION AGREEMENT ENTERED INTO BY COMPANY AND THIS SHAREHOLDER (INCLUDING RIGHTS OF FIRST REFUSAL), A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF COMPANY, AND ALL OF THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN.

    10. INVESTMENT REPRESENTATIONS. As an inducement to Macrovision to issue the Shares to CAC, and in order to establish the suitability for CAC of such an investment, CAC hereby makes the following representations and warranties, and authorizes Macrovision to rely upon the same:

         (a) INVESTMENT INTENT. CAC is aware of and familiar with Macrovision's business affairs and financial condition and has acquired sufficient information about Macrovision to reach a knowledgeable and informed decision to acquire the Shares. CAC is acquiring the Shares for its own account and not with a view to or for sale in connection with any distribution of the Shares.

         (b) RELATIONSHIP. CAC has either a preexisting personal or business relationship with Macrovision or its partners, officers, directors or controlling persons.

         (c) EXPERIENCE. CAC and/or its professional advisors who are not compensated by or affiliated with Macrovision or a selling agent of Macrovision ("Representatives"), if any, have such business or financial experience so that CAC has the capacity to protect its own interests in connection with the purchase of Shares hereunder.

         (d) RISKS. CAC understands that an investment in Macrovision is speculative, that any possible profits therefrom are uncertain, and that CAC must bear the economic risks of the investment in Macrovision for an indefinite period of time. CAC is able to bear these economic risks and to hold the Shares for an indefinite period. CAC understands that there may never become effective an underwritten registration of the offering of the Common Stock of Macrovision pursuant to the 1933 Act.

         (e) INFORMATION. CAC and its Representatives, if any, have received all information and data with respect to Macrovision which CAC or its Representatives have requested and have deemed relevant in connection with an evaluation of the merits and risks of this investment in Macrovision, and do not desire any further information or data with respect to Macrovision prior to the purchase of the Shares.

         (f) DOMICILE. CAC has its principal place of business in the State of California, and does not have any present intention of moving its principal place of business from California.

         (g) SECURITIES LAWS. CAC understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on certain exemptions from registration provided by the Securities and Exchange Commission; and that the Shares have not been registered under the "blue sky" laws of any state, including that the Shares have not been qualified or a permit obtained for issuance of securities from the California Department of Corporations or any other agency of the State of California.

         (h) TRANSFERS. CAC understands that the Shares may have to be held indefinitely unless they are subsequently registered under the 1933 Act and qualified or registered under other applicable securities laws, rules and regulations, or unless an exemption from such qualification or registration is available.

         (i) LEGENDS. CAC understands and agrees that (i) the legends set forth in Section 9 will be placed on certificate(s) evidencing the Shares and on certificate(s) issued to permitted transferees; (ii) the stock records of Macrovision will be noted with respect to such restrictions; (iii) Macrovision will not be under any obligation to register the Shares or to comply with any exemption available for sale of the Shares without registration; and (iv) the information or conditions necessary to permit routine sales of securities of Macrovision under Rule 144 of the 1933 Act are not now available and it is possible that they never will become available.

         (j) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting CAC's representations set forth above, CAC further agrees that it shall in no event make any disposition of all or any portion of the Shares, unless and until:

              (i) (A) There is then in effect a Registration Statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or (B) (1) CAC shall have notified Macrovision of the proposed disposition and shall have furnished Macrovision with a detailed statement of the circumstances surrounding the proposed disposition, (2) CAC shall have furnished Macrovision with an opinion of CAC's counsel to the effect that such disposition will not require registration of such Shares under the 1933 Act, and (3) such opinion of CAC's counsel shall have been reasonably concurred in by counsel for Macrovision and Macrovision shall have advised CAC of such concurrence;

             (ii)  The Shares proposed to be transferred are Vested Shares; and

            (iii) Macrovision has declined to exercise its right of first refusal as set forth in Section 11 below.

    11.  RIGHT OF FIRST REFUSAL FOR VESTED SHARES.

         (a) GRANT. Macrovision is hereby granted the right of first refusal with respect to any proposed sale or other transfer of any Vested Shares. For purposes of this Section 11, the term "transfer" shall include any assignment, pledge, encumbrance or other disposition of the Vested Shares.

         (b) NOTICE OF INTENDED DISPOSITION. In the event CAC desires to accept a bona fide third-party offer to purchase or otherwise acquire any or all of the Vested Shares (the shares subject to such offer to be hereinafter called the "Target Shares"), CAC shall promptly (i) deliver to Macrovision written notice of the offer and the basic terms and conditions thereof, including the proposed purchase price, and (ii) provide satisfactory proof that the disposition of the Target Shares to the third-party offeror would not be in contravention of the representations made by CAC in Section 10 above.

         (c) EXERCISE OF RIGHT. Macrovision (or its assignees) shall, for a period of twenty (20) days following receipt of the notice of intended disposition under Section 11(b) above, have the right to repurchase any or all of the Target Shares specified in the notice of intended disposition, at Macrovision's election either (i) for a cash purchase price of Eight Dollars and Fifty-Seven Cents ($8.57) per Share (which amount shall be appropriately adjusted if any event described in Section 8 occurs) or (ii) upon substantially the same terms and conditions specified in such notice. Such right shall be exercisable by written notice given to CAC prior to the expiration of the twenty
(20) day exercise period. If such right is exercised with respect to all the Target Shares specified in the notice of intended disposition, Macrovision (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than five (5) business days thereafter, except as provided below; and at such time CAC shall deliver to Macrovision the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at any time held in escrow under Section 7 above, the certificates for such shares shall automatically be released from escrow and surrendered to Macrovision for cancellation. The

Target Shares so purchased shall thereupon be canceled and cease to be issued and outstanding shares of Macrovision's Common Stock. However, should the purchase price specified in the notice of intended disposition be payable in property other than cash or evidences of indebtedness, Macrovision (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If CAC and Macrovision (or its assignees) cannot agree on such cash value within ten (10) days after Macrovision's receipt of the notice of intended disposition, the valuation shall be made by an appraiser of recognized standing selected by CAC and Macrovision (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after Macrovision's receipt of such notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The closing of Macrovision's purchase of stock under this Section 11 shall be held on the LATER of (i) the fifth business day following Macrovision's (or its assignees') exercise of its repurchase rights hereunder or (ii) if a valuation of any property is required, the fifteenth day after such valuation is made.

         (d)  NON-EXERCISE OF RIGHT.  In the event Macrovision does not give
CAC written notice of its intent to exercise its right of first refusal within twenty (20) days following the date of Macrovision's receipt of the notice of intended disposition under Section 11(b), CAC shall, for a period of thirty (30) days thereafter, have the right to sell or otherwise dispose of the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third party purchaser than those specified in the notice of intended disposition given to Macrovision; PROVIDED, HOWEVER, that any such sale or disposition must not be effected in contravention of the representations made by CAC in Section 10 above. To the extent any of the Target Shares are at the time held in escrow under Section 7 above, the certificates for such shares shall automatically be released from escrow and surrendered to CAC. The third-party purchaser shall acquire the Target Shares free and clear of all the terms and provisions of this Agreement. In the event CAC does not sell or otherwise dispose of the Target Shares within the specified thirty (30) day period, Macrovision's right of first refusal shall continue to be applicable to any subsequent disposition of the Target Shares by CAC.

         (e) RESTRICTIVE LEGEND. Until such time as Macrovision's right of first refusal lapses and ceases to have effect pursuant to the provisions of this Section 11, the stock certificate(s) for the Shares shall be endorsed with the following additional legend:

              "The shares represented by this certificate may not be sold, assigned, transferred, pledged or encumbered, except in conformity with the terms of the Restricted Stock Acquisition Agreement between Macrovision and the registered holder of the shares (or his predecessor in interest). Such agreement grants certain rights of first refusal to Macrovision (or its assigns) upon the sale, assignment, transfer, pledge or encumbrance of the shares. A copy of such agreement is on file at the principal office of Macrovision."

    12. VOID TRANSFERS. CAC, as a condition to purchasing the Shares, agrees not to sell, transfer or pledge any Shares subject to the restriction on transfer described in Section 6, other than in the manner expressly permitted in this Agreement, and any such sale, transfer or pledge of the Shares in violation of this Agreement shall be void. Macrovision shall not be required


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(a) to transfer on its books any Shares which shall have been sold or transferred in violation of this Agreement, or (b) to treat as the owner of such Shares, or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

    13. "MARKET STAND-OFF". In connection with the first underwritten registration of the offering of the Common Stock of Macrovision, Macrovision (or a representative of the underwriters) may require that CAC not sell or otherwise transfer or dispose of any Shares not registered under the 1933 Act during a period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of Macrovision filed under the 1933 Act, provided that the principal shareholders, or the officers and directors, of Macrovision enter into similar agreements. Additionally, for a period of one
(1) year following the expiration of any such "market stand-off" period (or if no such "market stand-off" period is required, for a period of one (1) year following the effective date of the registration statement for the Macrovision's first underwritten offering of Common Stock), CAC shall not sell in any calendar week Common Stock representing more than the greater of (a) one-quarter of one percent (1/4%) of the Macrovision's outstanding Common Stock and (b) one-quarter of the average weekly reported trading volume for the Macrovision's Common Stock during the four calendar weeks immediately preceding the week in which the CAC's sale is to occur.

    14. ATTORNEYS' FEES. In the event either party shall commence any action or proceeding against the other party by reason of any breach or claimed breach in the performance of any of the terms or conditions of this Agreement or to seek a judicial declaration of rights under this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorneys' fees and costs from the non-prevailing party.

    15. CONTROLLING LAW. This Agreement is entered into and to be performed in California, and it shall be interpreted and enforced under, and all questions relating thereto shall be determined in accordance with the laws of the State of California.

    16. WAIVER. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

    17. PARTIAL INVALIDITY. The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

    18. ENTIRE AGREEMENT. This Agreement, together with its Attachments and Exhibits, is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms of their agreement with respect to its subject matter. This Agreement may not be contradicted by evidence of any prior or contemporaneous agreement, oral or written, and this Agreement may not be explained or supplemented by evidence of consistent additional terms. This Agreement supersedes, merges, and voids all prior representations, statements,


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

negotiations, understandings, proposed agreements, and other agreements, written or oral, relating to its subject matter.

    19. AMENDMENTS. This Agreement may not be amended, modified or supplemented except by a writing executed by both parties.

    20. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each an original but all one and the same instrument.

    21. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of Macrovision and any successors and permitted assigns of CAC, and shall be binding upon the successors and assigns of Macrovision and of CAC.

    22. NOTICES. Any notice or other communication required or permitted under this Agreement shall be in writing and either personally delivered or deposited in the first class United States mail, prepaid, certified or registered, return receipt requested, addressed as follows:

         (a)  If to Macrovision:

                        Macrovision Corporation
                        1341 Orleans Drive
                        Sunnyvale, California 94089
                        Attn:  President

              with a copy to:

                        Wise & Shepard LLP
                        3030 Hansen Way, Suite 100
                        Palo Alto, California 94304
                        Attn: David W. Herbst, Esq.

         (b)  If to CAC:

                        Command Audio Corporation
                        1341 Orleans Drive
                        Sunnyvale, California 94089
                        Attn:  President

    Notice shall be deemed to have been given upon receipt. Either party may change its address by giving written notice of such change to the other party in the manner provided in this Section.

    23. PLEDGE OF VESTED SHARES. Notwithstanding the provisions of Sections 7 and 11(a) above, CAC shall have the right to pledge Vested Shares for the sole purpose of securing a loan; provided, however, that any pledgee of such Vested Shares must first agree in writing (i) to be bound by the provisions of Section 11 above with respect to any attempt by the pledgee to sell or otherwise transfer the ownership of any of the Vested Shares, and (ii) that no registration rights with respect to any of the Vested Shares shall be deemed transferred to or exercisable by the pledgee as a result of the pledge of such Vested Shares. Upon receipt by Macrovision of such written agreement from the intended pledgee, Macrovision shall instruct the Escrow Agent to release Vested Shares to CAC for the sole purpose of facilitating a pledge of such Vested Shares as set forth in this Section 23, and then only for so long as such Vested Shares are required for such pledge.

    IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

    COMMAND AUDIO CORPORATION:    MACROVISION CORPORATION



    By: /s/ Donald F. Bogue                 By: /s/ William A. Krepick
       --------------------------              --------------------------
    Title:  President                       Title:  President
           ------------------------                ------------------------

EXHIBITS TO THIS AGREEMENT:

Exhibit A - List of Significant Patents and Patent Applications
Exhibit B - Assignments Separate from Certificate
Exhibit C - Joint Escrow Instructions

                                      EXHIBIT A

                 List of Significant Patents and Patent Applications


    U.S. Patent Number 5,406,626, RADIO RECEIVER FOR INFORMATION DISSEMINATION USING SUBCARRIER, April 11, 1995.

    U.S. Patent Number 5,524,051, METHOD AND SYSTEM FOR AUDIO INFORMATION DISSEMINATION USING VARIOUS MODES OF TRANSMISSION, June 4, 1996.

    U.S. Patent Application, A METHOD AND SYSTEM FOR AUDIO INFORMATION DISSEMINATION USING VARIOUS MODES OF TRANSMISSION, January, 1994.

                                      EXHIBIT B

                        Assignments Separate From Certificate

                         ASSIGNMENT SEPARATE FROM CERTIFICATE


    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto _____________________ _____________________ (________) shares of the Common
Stock of MACROVISION CORPORATION, a California corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. ____ herewith, and does hereby irrevocably constitute and appoint ____________________________, as attorney-in-fact, to transfer the said stock on the books of the said corporation with full power of substitution in the premises.



Dated: 8/2/96                          /s/ Donald F. Bogue
     ------------                      --------------------------------
                                       (signature)

                                       Name: Donald F. Bogue
                                            ---------------------------
                                            (print)

                         ASSIGNMENT SEPARATE FROM CERTIFICATE


    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ___________________ _________________ (_________) shares of the Common Stock of
MACROVISION CORPORATION, a California corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. ____ herewith, and does hereby irrevocably constitute and appoint _________________________, as attorney-in-fact, to transfer the said stock on the books of the said corporation with full power of substitution in the premises.



Dated: 8/2/96                          /S/ Donald F. Bogue
     ------------                      --------------------------------
                                       (signature)

                                       Name: Donald F. Bogue
                                            ---------------------------
                                            (print)

                                      EXHIBIT C

                              Joint Escrow Instructions

                              JOINT ESCROW INSTRUCTIONS


    These Joint Escrow Instructions are entered into as of July 31, 1996.

                                       RECITALS

    MACROVISION CORPORATION, a California corporation ("Macrovision"), and the undersigned purchaser of stock ("CAC") desire to appoint Wise & Shepard LLP, a Limited Liability Partnership including a Professional Corporation, or any such other person so designated by Macrovision as their agent ("Agent") with respect to certain certificate(s) evidencing shares of Macrovision's common stock purchased by CAC pursuant to the Restricted Stock Acquisition Agreement (the "Agreement"), between Macrovision and CAC dated the date hereof, to which a copy of these Joint Escrow Instructions is attached as EXHIBIT C.

                                 ESCROW INSTRUCTIONS

    Macrovision and CAC hereby authorize and direct Agent to hold the documents and certificate(s) delivered to Agent pursuant to these Escrow Instructions and to take the following actions with respect thereto, and Macrovision and CAC hereby agree as follows:

    1. CAC hereby delivers and/or agrees to deliver to Agent CAC's certificate(s) evidencing the stock purchased under the Agreement ("Stock") and two (2) Assignments Separate from Certificate executed in blank. CAC irrevocably authorizes Macrovision to deposit with Agent any certificates evidencing shares of Macrovision's stock acquired by CAC pursuant to the Agreement.

    2. The provisions of these Escrow Instructions shall apply for so long as the Stock is "Unvested Shares" as defined in the Agreement, and thereafter until the right of first refusal set forth in Section 11 of the Agreement lapses.
This escrow shall terminate as to all or any portion of the Stock when it has become "Vested Shares" as defined in the Agreement and the right of first refusal set forth in Section 11 of the Agreement no longer applies to it.

    3. In the event that a "Surrender Event" as defined in the Agreement shall occur, Macrovision shall give to CAC and Agent a written notice (the "Surrender Notice") which states (a) the number of Unvested Shares remaining, and (b) specifies the Surrender Event that has occurred. CAC and Macrovision hereby irrevocably authorize and direct Agent to transfer and deliver the Unvested Shares as specified in the Surrender Notice, and upon Agent's receipt of the Surrender Notice, Agent shall deliver to Macrovision the certificate(s) evidencing the shares of Stock to be transferred to Macrovision.

    4. Macrovision may at any time release some or all of the Stock from the provisions of these Escrow Instructions by giving written notice to CAC and Agent directing delivery to CAC of the shares of Stock to be released.

    5. To facilitate the exercise of Macrovision's rights upon any Surrender Event and the performance of these instructions, CAC does hereby constitute and appoint Agent as CAC's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments or other instruments which shall be necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including Macrovision's exercise of its right of first refusal. CAC understands that such appointment is coupled with an interest and is irrevocable. Subject to the provisions of these Escrow Instructions and the restrictions of Sections 5 and 6 of the Agreement, CAC shall exercise all rights and privileges of a stockholder of Macrovision while the Stock is held by Agent; provided, however, CAC may not sell, transfer, dispose of or in any manner encumber any shares of the Stock while such shares of Stock are held by Agent hereunder.

    6. If at the time of termination of this escrow, Agent shall have in its possession any documents, securities, or other property belonging to CAC Agent shall deliver all of same to CAC and shall be discharged of all further obligations hereunder.

    7. Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by Macrovision and CAC, and approved by Agent.

    8. Agent shall not be personally liable for any act Agent may do or omit to do hereunder as escrow agent, agent for Macrovision, or attorney-in-fact for CAC while acting in good faith and in the exercise of Agent's own good judgment, and any act done or omitted by Agent pursuant to the advice of Agent's own attorneys shall be conclusive evidence of such good faith.

    9. Agent is hereby expressly authorized to disregard any and all warnings by any of the parties hereto or by any other person, firm, corporation, or other entity, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In the event Agent obeys or complies with any such order, judgment or decree of any court, Agent shall not be liable to any of the parties hereto or to any other person, firm, corporation, or other entity by reason of such compliance notwithstanding that any such order, judgment or decree shall be subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

    10. Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver any agreements or documents called for by the Agreement or any documents or papers deposited or called for hereunder.

    11. Agent shall not be liable for the barring of any rights under the Statute of Limitations with respect to these Escrow Instructions or any documents deposited with Agent.

    12. Agent may resign from its duties hereunder at any time upon written notice to Macrovision and CAC and delivery of all documents and certificates held in this escrow to the successor escrow agent. If a successor escrow agent has not been appointed within thirty (30)


                                          C2
days, Agent may deliver all such documents and certificates to Macrovision, at which time, all further responsibilities and duties of Agent shall cease.

    13. If prior to the termination of these Escrow Instructions Agent shall resign or otherwise cease to operate as escrow agent, a successor escrow agent shall be designated by the Board of Directors of Macrovision. The Board of Directors of Macrovision may, at any time, substitute another party in Agent's place as escrow agent hereunder, and CAC hereby expressly accepts such substitution.

    14. Any notices required or permitted hereunder shall be in writing and shall be deemed effectively given if delivered personally upon receipt, if mailed by registered or certified mail (return receipt requested), first-class postage prepaid, or transferred via telex or facsimile, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a)  if to Macrovision, to:

              MACROVISION CORPORATION
              1341 Orleans Drive
              Sunnyvale, CA  94089
              Attn:  President

         (b)  if to CAC, to:

              COMMAND AUDIO CORPORATION
              1341 Orleans Drive
              Sunnyvale, CA  94089
              Attn:  President


         (c)  if to Agent, to:

              Wise & Shepard LLP
              3030 Hansen Way, Suite 100
              Palo Alto, California  94304
              Attn:  David W. Herbst

    15. The provisions of these Escrow Instructions shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

    16. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the conflict of law principles thereof.


                                          C3

    17. By signing these Escrow Instructions, Agent becomes a party hereby only for the purpose of said Escrow Instructions; Agent does not become a party to the Agreement.

    18. Agent shall be entitled to reimbursement by Macrovision for reasonable costs and expenses incurred in connection with the performance of the services provided for herein.

    19. These Escrow Instructions contain the entire understanding of Macrovision and CAC, and there are no other contracts, agreements, understandings, representations, warranties, or covenants with respect to the subject matter contained herein.

    IN WITNESS WHEREOF, Macrovision and CAC have executed these Escrow Instructions as of the date first above written.

                                       COMPANY:

                                       MACROVISION CORPORATION


                                       By: /S/ William A. Krepick
                                          ---------------------------
                                            William A. Krepick, President


                                       PURCHASER:

                                       COMMAND AUDIO CORPORATION


                                       By: /S/ Donald F. Bogue
                                          ---------------------------
                                            Donald F. Bogue, President


                                       ESCROW AGENT:

                                       WISE & SHEPARD LLP


                                       By: /S/ David W. Herbst
                                          ---------------------------
                                            David W. Herbst, Partner


                                          C4

                                   FIRST AMENDMENT
                                         TO
                         RESTRICTED STOCK ACQUISITION AGREEMENT

               This First Amendment to Restricted Stock Acquisition Agreement (this "Amendment") is made as of November 29, 1996 by and between Macrovision Corporation, a California corporation, and Command Audio Corporation, a California corporation ("CAC").

                                       RECITALS
               A. The parties entered into a Restricted Stock Acquisition Agreement dated as of July 31, 1996 (the "Agreement").

               B. The parties now wish to amend the Agreement as set forth herein.

                                      AGREEMENT
               The parties agree as follows:

               1. AMENDMENT OF SECTION 2 OF THE AGREEMENT. The introductory paragraph of Section 2 of the Agreement is amended to read as follows:

               "UNVESTED SHARES. For purposes of this Agreement, the term 'Unvested Shares' initially shall mean all three hundred fifty thousand (350,000) of the Shares being issued by Macrovision to CAC pursuant to this Agreement. Subject to Section 3 below, the Shares shall become 'Vested Shares', upon the occurrence of the following:"

               2. AMENDMENT OF SECTION 3.1 OF THE AGREEMENT. Section 3.1 of the Agreement is amended to read in its entirety as follows:

               "NOT VESTED BY DATE SPECIFIED. Such Shares, for any reason, continue to be Unvested Shares on December 31, 1998."

               3.   AMENDMENT OF SUBSECTION 11(c) OF THE AGREEMENT.  Clause
(i) of the first sentence of Subsection (c) of Section 11 of the Agreement is amended to read as follows:

               "(i) for a cash purchase price of Twelve Dollars ($12.00) per Share (which amount shall be appropriately adjusted if any event described in Section 8 occurs) or"

               4. NO OTHER PROVISIONS AFFECTED. Except as set forth herein, the provisions, terms and conditions of the Agreement shall remain in full force and effect.

               5. SHARES VESTED. The parties acknowledge that CAC has completed the development of a working prototype receiver meeting the requirements of Section 2.1 of the Agreement, and that, consequently, one hundred thousand (100,000) Shares (as defined in the Agreement) have become "Vested Shares".

               IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

       COMMAND AUDIO CORPORATION         MACROVISION CORPORATION

       By: /s/ Donald F. Bogue           By: /s/  John O. Ryan
          -------------------------         --------------------------

       Title:  Chairman & CEO            Title: Chairman / CEO
              ---------------------             ----------------------

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